EQ ADVISORS TRUSTSM

EQ/Large Cap Core Managed Volatility Portfolio

SUPPLEMENT DATED FEBRUARY 3, 2021 TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2020, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2020, as supplemented, of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Prospectus and SAI and retain it for future reference. You may obtain these documents, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download the documents at the Trust’s website at www.equitable-funds.com.

Effective February 1, 2021, the following changes are being made to the Prospectus and SAI for the EQ/Large Cap Core Managed Volatility Portfolio:

The section of the Prospectus entitled “Management of the Trust — The Sub-Advisers — GQG Partners LLC” is amended by deleting the second paragraph in its entirety and replacing it with the following:

Rajiv Jain is primarily responsible for investment decisions for a portion of the Active Allocated Portion of the Portfolio. James Anders collaborates with Mr. Jain on all aspects of security selection and portfolio construction but generally does not have decision-making authority.

In addition, the section of the Prospectus entitled “Management of the Trust — The Sub-Advisers — GQG Partners LLC” is amended by adding the following information:

James Anders, CFA® is a Deputy Portfolio Manager and Senior Investment Analyst at GQG. Prior to joining GQG in 2017, Mr. Anders was a Senior Vice President and research analyst at Mercator Asset Management, LP from 2014 to 2017.

The section of the SAI entitled “Appendix B — EQ Advisors Trust — Portfolio Manager Information — GQG Partners LLC” is amended to add the following information:

GQG Partners LLC (“GQG” or “Sub-Adviser”)

Portfolio Manager	Presented below for each portfolio manager is the number of
other accounts of the Sub-Adviser managed by the portfolio
manager and the total assets of the accounts managed within
	each category as of December 31, 2020						Presented below for each of the categories is the number of accounts and the total assets of the accounts with respect to which the advisory fee is based on the performance of the ac count
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)

EQ/Large Cap Core Managed Volatility Portfolio
James Anders	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Ownership of Securities of the Portfolio as of December 31, 2020

Portfolio Manager	None	$1 - $10,000	$10,001 - $50,000	$50,001 - $100,000	$100,001 - $500,000	$500,001 - $1,000,000	over $1,000,000

EQ/Large Cap Core Managed Volatility Portfolio
James Anders	X